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                                                                   EXHIBIT 10.31
Warrant Cancellation Agreement, Page 1

                         WARRANT CANCELLATION AGREEMENT

               Warrant Cancellation Agreement dated as of November 20, 1996 among All-Comm Media Corporation (the "Company") and each of the Company's securityholders party hereto.

               WHEREAS, the Company has filed a registration statement with the Securities and Exchange Commission for a proposed underwritten registered public offering (the "Offering") of shares of its common stock, par value $.01 per share (the "Common Stock"), and for the delayed offering of shares of Common Stock by certain delayed selling securityholders;

               WHEREAS, the lead underwriter for the Offering has advised the Company that the existence of the current number of options, warrants or other rights convertible or exercisable for shares of the Common Stock could be detrimental to the Offering and to secondary trading in the Common Stock following consummation of the Offering;

               WHEREAS, subject to completion of the Offering and satisfaction of certain other conditions, each of the undersigned securityholders had the contingent right to receive certain Common Stock purchase warrants in consideration of certain lockup agreements previously agreed with the Company (the "Lock-up Warrants");

               WHEREAS, each of the undersigned securityholders holds securities of the Company other than Lock-up Warrants;

               WHEREAS, each of the undersigned securityholders is willing to enter into this Agreement in order to induce the Company to proceed with the Offering and in order to derive or have the potential to derive economic benefit therefrom;

               NOW THEREFORE, in consideration of the premises and for other good and valuable consideration, and receipt and sufficiency which are hereby acknowledged, the parties hereto agree as follows:

               1. Cancellation of Lock-up Warrants. Each of the undersigned securityholders hereby irrevocably agrees to waive and to the cancellation of any and all its contingent rights to receive Lock-up Warrants from the Company, and agrees that such Lock-up Warrants shall not be issuable and shall be void ab initio.


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Warrant Cancellation Agreement, Page 2

               2. Lock-up Arrangements. Each of the undersigned securityholders agrees that the nine month lock-up arrangements it previously entered into with the Company regarding the Offering shall remain in full force and effect notwithstanding the cancellation of the Lock-up Warrants.

               3. Miscellaneous. This Agreement may not be modified except in a writing signed by or on behalf of all of the parties hereto. This Agreement constitutes the entire agreement of the parties with respect to the cancellation of their Lock-up Warrants. This Agreement may be signed in one or more counterparts, all of which shall constitute a single original.

               IN WITNESS WHEREOF, each of the undersigned has duly signed or caused this Agreement to be signed on its or their behalf as of this 20th day of November, 1996.

                                                 All-Comm Media Corporation


                                                 By:_________________________
                                                    Name:
                                                    Title:


                                                    --------------------------
                                                    Naomi Bodner


                                                    --------------------------
                                                    Laura Huberfeld


                                                    --------------------------
                                                    Seth Antine



                                                    Bodner/Huberfeld Partnership


                                                    --------------------------
                                                    Name:
                                                    General Partner

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